Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets
Accrued expenses	$ 245	$ 295
Retirement benefits	45	40
Tax credits and net operating losses	3	2
Total deferred tax assets	293	337
Deferred tax liabilities
Subsidiaries' unremitted earnings	(34)	(53)
Asset basis differences	(288)	(284)
Total deferred tax liabilities	(322)	$ (337)
Net deferred tax liability	$ (29)